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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                        Date of Report (Date of earliest
                       event reported): NOVEMBER 5, 1997



                          CENTRUM INDUSTRIES, INC.
--------------------------------------------------------------------------------
           (Exact Name of Registrant as specified in its Charter)




      Delaware                     0-9607                       34-1654011
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(State or other juris-        (Commission File Number)        (IRS Employer
diction of incorporation)                                   Identification No.)


              6135 Trust Drive, Suite 104A, Holland, Ohio 43528
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                  (Address of principal executive offices)



             Registrant's telephone number, including area code:
                               (419) 868-3441





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On November 5, 1997, Centrum Industries, Inc. (Centrum) acquired substantially all of the assets of Northern Steel, Inc. (NSI), a privately held Seattle based supplier of material handling equipment, through a subsidiary which will do business as Northern Steel Company (Northern).

Centrum is a holding company with three manufacturing segments: Metal Forming Operations, Material Handling Systems, and Motor Production Systems. Northern will become part of Centrum's material handling systems segment. Northern will supply shelving, racks, conveyors and other storage and distribution equipment as components of material handling systems. Centrum's current subsidiary, American Handling based in Ohio, primarily provides material handling systems engineering and equipment integration. The addition of Northern to the segment will expand the depth of the markets addressed and provide a national presence.

The assets acquired were substantially all of the assets of NSI. Those assets principally consisted of accounts receivable, inventory and other assets reduced by accounts payable and other liabilities. The purchase price was determined through negotiations between Centrum management and the management of NSI and its parent corporation, based upon the fair value of NSI's assets, customer base, and recent operating results. This transaction will be accounted for under the purchase method of accounting. The total purchase price of approximately $2.8 million was financed by a draw of $1.5 million on a newly instituted line of credit with Huntington National Bank (Bank) at the material handling systems segment and $1.3 million in cash. The terms of the line of credit are similar to the terms of the existing line of credit with the Bank at the metal forming operations. Please see the 10-K filed for the fiscal year ended March 31, 1997 for a detailed discussion of those terms.





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ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS.

                 (a)       Financial Statements

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a) (4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date of filing this report.

                 (b)      Pro Forma Financial Information

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information as required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such pro forma financial information shall be filed by amendment to this Form 8-K no later than 60 days after the date of filing this report.


                 (c)      Exhibits

Exhibit 10.1     Asset Purchase Agreement dated October 1, 1997





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  CENTRUM INDUSTRIES, INC.
                                                         (Registrant)


November 20, 1997                                 By: /s/ Timothy M. Hunter
                                                     --------------------------
                                                      Timothy M. Hunter
                                                      Chief Financial Officer
                                                      and Treasurer





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                                 EXHIBIT INDEX





  Exhibit Number                        Exhibit                          Page

Exhibit 10.1            Asset Purchase Agreement dated October 1, 1997